Discontinued Operations - Summary of Facility Closure Reserves Related to Discontinued Operations (Detail) - Facility and Other Exit Costs, Net of Estimated Sub-Lease Rental Income - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Summary of facility closure reserves related to discontinued operations
Restructuring Reserve, Beginning Balance	$ 2,117	$ 2,611
Additions	417	373
Payments	(772)	(867)
Restructuring Reserve, Ending Balance	$ 1,762	$ 2,117